Washington Federal, Inc.
Fact Sheet
December 31, 2021
($ in Thousands)

					Exhibit 99.2

	As of 06/21		As of 09/21		As of 12/21
Allowance for Credit Losses (ACL) - Total	$198,284		$198,800		$201,411
ACL - Loans	170,784		171,300		171,411
ACL Unfunded Commitments	27,500		27,500		30,000
Total ACL as a % of Gross Loans	1.26%		1.22%		1.18%

	06/21 QTR	06/21 YTD	09/21 QTR	09/21 YTD	12/21 QTR	12/21 YTD
Loan Originations - Total	$2,102,537	$5,993,081	$2,191,652	$8,184,733	$2,134,338	$2,134,338
Multi-Family	158,253	432,202	389,224	821,426	196,266	196,266
Commercial Real Estate	149,504	408,879	264,238	673,117	304,580	304,580
Commercial & Industrial	763,795	1,990,242	519,270	2,509,512	772,536	772,536
Construction	458,427	1,675,104	503,156	2,178,260	385,447	385,447
Land - Acquisition & Development	41,015	80,176	44,695	124,871	34,085	34,085
Single-Family Residential	287,868	734,596	204,226	938,822	219,416	219,416
Construction - Custom	159,230	429,359	192,569	621,928	162,826	162,826
Land - Consumer Lot Loans	26,894	70,748	23,640	94,388	19,153	19,153
HELOC	33,433	88,980	42,008	130,988	33,275	33,275
Consumer	24,118	82,795	8,626	91,421	6,754	6,754

Purchased Loans (including acquisitions)	$339,215	$412,423	$75,724	$488,147	$402,819	$402,819

Net Loan Fee and Discount Accretion	$12,680	$36,275	$11,804	$48,079	$9,362	$9,362

Repayments
Loans	$1,962,389	$5,110,218	$1,686,825	$6,797,043	$1,833,099	$1,833,099
MBS	161,741	603,088	122,289	725,377	98,275	98,275

MBS Premium Amortization	$2,363	$8,288	$1,604	$9,892	$1,305	$1,305

Efficiency
Operating Expenses/Average Assets	1.72%	1.71%	1.75%	1.72%	1.81%	1.81%
Efficiency Ratio (%)	58.98%	59.51%	56.75%	58.77%	58.64%	58.64%
Amortization of Intangibles	$288	$1,108	$279	$1,387	$272	$272

EOP Numbers
Shares Issued and Outstanding	69,472,423		65,145,268		65,263,738

Share repurchase information
Remaining shares authorized for repurchase	8,150,808		3,817,118		3,733,004
Shares repurchased	3,618,879	6,476,423	4,333,690	10,810,113	84,114	84,114
Average share repurchase price	$32.69	$32.13	$32.44	$32.25	$35.34	$35.34

Washington Federal, Inc.
Fact Sheet
December 31, 2021
($ in Thousands)

Tangible Common Shareholders' Book Value	As of 06/21		As of 09/21		As of 12/21
$ Amount	$1,618,442		$1,516,045		$1,539,379
Per Share	23.30		23.27		23.59

# of Employees	2,072		2,082		2,114

Investments
Available-for-sale:
Agency MBS	$681,352		$606,827		$540,344
Other	1,611,304		1,531,432		1,405,795
	$2,292,656		$2,138,259		$1,946,139
Held-to-maturity:
Agency MBS	$415,748		$366,025		$326,387
	$415,748		$366,025		$326,387

	As of 06/21		As of 09/21		As of 12/21
Loans Receivable by Category	AMOUNT	%	AMOUNT	%	AMOUNT	%
Multi-Family	$2,026,995	12.8%	$2,291,477	14.1%	$2,298,155	13.5%
Commercial Real Estate	2,318,173	14.7	2,443,845	15.0	2,681,453	15.8
Commercial & Industrial	2,389,004	15.1	2,314,654	14.2	2,373,012	13.9
Construction	2,734,874	17.3	2,888,214	17.7	2,967,644	17.4
Land - Acquisition & Development	194,818	1.2	222,457	1.4	225,423	1.3
Single-Family Residential	5,000,938	31.7	4,951,627	30.4	5,295,837	31.1
Construction - Custom	725,992	4.6	783,221	4.8	787,862	4.6
Land - Consumer Lot Loans	139,024	0.9	149,956	0.9	151,297	0.9
HELOC	153,718	1.0	165,989	1.0	166,601	1.0
Consumer	106,380	0.7	87,892	0.5	77,681	0.5
	15,789,916	100%	16,299,332	100%	17,024,965	100%
Less:
Allowance for Credit Losses (ACL)	170,784		171,300		171,411
Loans in Process	2,089,837		2,232,836		2,207,880
Net Deferred Fees, Costs and Discounts	61,298		61,626		53,472
Sub-Total	2,321,919		2,465,762		2,432,763
	$13,467,997		$13,833,570		$14,592,202

Net Loan Portfolio by Category	AMOUNT	%	AMOUNT	%	AMOUNT	%
Multi-Family	$1,994,902	14.8%	$2,256,740	16.3%	$2,262,222	15.5%
Commercial Real Estate	2,280,098	16.9	2,405,895	17.4	2,641,448	18.1
Commercial & Industrial	2,327,997	17.3	2,257,970	16.3	2,318,257	15.9
Construction	1,037,911	7.7	1,091,642	7.9	1,210,353	8.3
Land - Acquisition & Development	154,495	1.1	178,969	1.3	187,957	1.3
Single-Family Residential	4,952,070	36.8	4,906,087	35.5	5,256,453	36.0
Construction - Custom	331,531	2.5	342,845	2.5	329,864	2.3
Land - Consumer Lot Loans	133,991	1.0	143,595	1.0	144,861	1.0
HELOC	152,122	1.1	164,550	1.2	165,424	1.1
Consumer	102,880	0.8	85,277	0.6	75,363	0.5
	$13,467,997	100%	$13,833,570	100%	$14,592,202	100%

Washington Federal, Inc.
Fact Sheet
December 31, 2021
($ in Thousands)

	As of 06/21			As of 09/21			As of 12/21
Deposits by State	AMOUNT	%	#	AMOUNT	%	#	AMOUNT	%	#
Washington	$6,609,207	43.4%	77	$6,742,208	43.4%	77	$6,891,632	43.4%	77
Idaho	1,021,745	6.7	24	1,067,834	6.9	22	1,097,962	6.9	22
Oregon	2,916,996	19.1	41	3,006,222	19.3	39	3,034,176	19.1	39
Utah	988,673	6.5	9	1,027,317	6.6	9	891,221	5.6	9
Nevada	504,804	3.3	11	522,988	3.4	11	541,184	3.4	11
Texas	363,841	2.4	6	330,907	2.1	6	498,477	3.1	6
Arizona	1,557,334	10.2	30	1,551,671	10.0	30	1,635,767	10.3	30
New Mexico	1,275,758	8.4	26	1,292,965	8.3	25	1,311,627	8.2	25
Total	$15,238,358	100%	224	$15,542,112	100%	219	$15,902,046	100%	219

Deposits by Type	AMOUNT	%		AMOUNT	%		AMOUNT	%
Non-Interest Checking	$2,819,361	18.5%		$3,122,397	20.1%		$3,279,841	20.6%
Interest Checking	3,434,023	22.5		3,566,322	22.9		3,688,823	23.2
Savings	1,007,708	6.6		1,039,336	6.7		1,043,002	6.6
Money Market	4,439,375	29.2		4,379,970	28.2		4,538,396	28.5
Time Deposits	3,537,891	23.2		3,434,087	22.1		3,351,984	21.1
Total	$15,238,358	100%		$15,542,112	100%		$15,902,046	100%

Deposits greater than $250,000 - EOP	$6,916,241			$7,198,111			$7,551,781

Time Deposit Repricing	Amount	Rate		Amount	Rate		Amount	Rate
Within 3 months	$971,558	0.35%		$1,018,230	0.33%		$802,888	0.43%
From 4 to 6 months	1,049,168	0.34%		819,906	0.43%		523,979	0.47%
From 7 to 9 months	554,154	0.56%		266,274	0.75%		619,677	0.52%
From 10 to 12 months	251,317	0.79%		604,528	0.53%		727,496	0.45%

Non-Performing Assets	AMOUNT	%		AMOUNT	%		AMOUNT	%
Non-accrual loans:
Multi-Family	$475	1.4%		$475	1.5%		$—	—%
Commercial Real Estate	8,729	25.6		8,038	25.3		7,565	16.8
Commercial & Industrial	291	0.8		365	1.1		15,349	34.2
Construction	1,158	3.3		505	1.6		611	1.4
Land - Acquisition & Development	2,340	6.9		2,340	7.4		2,340	5.2
Single-Family Residential	20,411	60.0		19,320	60.9		17,751	39.5
Construction - Custom	—	—		—	—		465	1.0
Land - Consumer Lot Loans	290	0.9		359	1.1		544	1.2
HELOC	304	0.9		287	0.9		276	0.6
Consumer	48	0.1		60	0.2		58	0.1
Total non-accrual loans	34,046	100%		31,749	100%		44,959	100%
Real Estate Owned	7,932			8,204			5,737
Other Property Owned	3,672			3,672			4,094
Total non-performing assets	$45,650			$43,625			$54,790

Non-accrual loans as % of total net loans	0.25%			0.23%			0.31%
Non-performing assets as % of total assets	0.23%			0.22%			0.27%

Washington Federal, Inc.
Fact Sheet
December 31, 2021
($ in Thousands)

	As of 06/21		As of 09/21		As of 12/21
	AMOUNT	%	AMOUNT	%	AMOUNT	%
Troubled debt restructure ("TDR") loans:
Multi-Family	$245	0.3%	$223	0.3%	$201	0.3%
Commercial Real Estate	2,301	3.3	2,275	3.5	2,248	3.7
Commercial & Industrial	43	0.1	40	0.1	38	0.1
Construction	—	—	—	—	—	—
Land - Acquisition & Development	—	—	—	—	—	—
Single-Family Residential	64,546	92.1	60,011	92.1	55,625	92.2
Construction - Custom	—	—	—	—	—	—
Land - Consumer Lot Loans	2,452	3.5	2,292	3.5	1,933	3.2
HELOC	449	0.6	246	0.4	242	0.4
Consumer	44	0.1	41	0.1	39	0.1
Total TDR loans	$70,080	100%	$65,128	100%	$60,326	100%

TDRs were as follows:
Performing	$68,389	97.6%	$63,655	97.7%	$58,782	97.4%
Non-performing (a)	1,691	2.4	1,473	2.3	1,544	2.6
Total TDR loans	$70,080	100%	$65,128	100%	$60,326	100%
(a) Included in "Total non-accrual loans" above.

	AMOUNT	CO % (b)	AMOUNT	CO % (b)	AMOUNT	CO % (b)
Net Charge-offs (Recoveries) by Category
Multi-Family	$—	—%	$—	—%	$—	—%
Commercial Real Estate	(485)	(0.08)	(58)	(0.01)	485	0.07
Commercial & Industrial	(2)	—	(18)	—	(19)	—
Construction	—	—	—	—	(2,000)	(0.27)
Land - Acquisition & Development	(9)	(0.02)	(166)	(0.30)	(18)	(0.03)
Single-Family Residential	(324)	(0.03)	(426)	(0.03)	(405)	(0.03)
Construction - Custom	—	—	—	—	—	—
Land - Consumer Lot Loans	(7)	(0.02)	(147)	(0.39)	22	0.06
HELOC	(51)	(0.13)	(1)	—	(1)	—
Consumer	(253)	(0.95)	(200)	(0.91)	(175)	(0.90)
Total net charge-offs (recoveries)	$(1,131)	(0.03)%	$(1,016)	(0.02)%	$(2,111)	(0.05)%
(b) Annualized Net Charge-offs (recoveries) divided by Gross Balance

FHLB Advances (Effective Maturity)	Amount	Rate	Amount	Rate	Amount	Rate
Within 1 year	$550,000	2.71%	$320,000	2.08%	$320,000	2.08%
1 to 3 years	200,000	2.42%	500,000	2.15%	500,000	2.16%
3 to 5 years	400,000	1.94%	100,000	1.85%	100,000	1.85%
More than 5 years	800,000	0.79%	800,000	0.84%	800,000	0.80%
Total	$1,950,000		$1,720,000		$1,720,000

Interest Rate Risk
NPV post 200 bps shock (c)		15.6%		15.2%		14.9%
Change in NII after 200 bps shock (c)		9.2%		9.7%		8.4%
(c) Assumes no balance sheet management actions taken.

Washington Federal, Inc.
Fact Sheet
December 31, 2021
($ in Thousands)

Historical CPR Rates (d)
	WAFD	WAFD
Average for Quarter Ended:	SFR Mortgages	GSE MBS

12/31/2019	22.0%	21.7%
3/31/2020	19.8%	19.7%
6/30/2020	28.1%	30.3%
9/30/2020	31.2%	42.8%
12/31/2020	35.9%	47.2%
3/31/2021	36.0%	44.1%
6/30/2021	31.8%	42.7%
9/30/2021	28.4%	38.3%
12/31/2021	25.0%	35.3%

(d) The CPR Rate (conditional payment rate) is the rate that is equal to the proportion of the principal of a pool of loans that is paid off prematurely in each period.

Washington Federal, Inc.
Fact Sheet
December 31, 2021
Average Balance Sheet
($ in Thousands)

	Quarter Ended
	June 30, 2021			September 30, 2021			December 31, 2021
	Average		Average	Average		Average	Average		Average
	Balance	Interest	Rate	Balance	Interest	Rate	Balance	Interest	Rate
Assets
Loans receivable	$13,330,611	$134,193	4.04%	$13,834,028	$137,039	3.93%	$14,297,907	$138,509	3.84%
Mortgage-backed securities	1,179,767	5,488	1.87	1,042,205	5,293	2.01	925,028	4,792	2.06
Cash & investments	3,593,905	6,113	0.68	3,356,356	5,954	0.70	3,207,877	5,783	0.72
FHLB & FRB Stock	113,770	1,654	5.83	108,522	1,300	4.75	102,863	1,356	5.23

Total interest-earning assets	18,218,053	147,448	3.25%	18,341,111	149,586	3.24%	18,533,675	150,440	3.22%
Other assets	1,278,879			1,276,809			1,272,163
Total assets	$19,496,932			$19,617,920			$19,805,838

Liabilities and Shareholders' Equity
Interest-bearing customer accounts	$12,080,339	8,906	0.30%	$12,332,558	8,567	0.28%	$12,530,492	8,461	0.27%
FHLB advances	1,993,956	9,937	2.00	1,862,174	9,062	1.93	1,720,000	7,843	1.81

Total interest-bearing liabilities	14,074,295	18,843	0.54%	14,194,732	17,629	0.49%	14,250,492	16,304	0.45%
Noninterest-bearing customer accounts	2,890,917			2,990,110			3,188,223
Other liabilities	220,805			251,354			223,421
Total liabilities	17,186,017			17,436,196			17,662,136
Stockholders’ equity	2,310,915			2,181,724			2,143,702
Total liabilities and equity	$19,496,932			$19,617,920			$19,805,838

Net interest income/interest rate spread		$128,605	2.71%		$131,957	2.74%		$134,136	2.77%

Net interest margin (1)			2.82%			2.88%			2.87%

(1) Annualized net interest income divided by average interest-earning assets

Washington Federal, Inc.
Fact Sheet
December 31, 2021
Delinquency Summary
($ in Thousands)

TYPE OF LOANS				# OF LOANS				% based		% based
	#LOANS	AVG Size	LOANS AMORTIZED COST	30	60	90	Total	on #	$ Delinquent	on $
December 31, 2021
Multi-Family	1,120	2,034	$2,278,216	—	—	—	—	—%	$—	—%
Commercial Real Estate	1,072	2,488	2,667,170	3	—	6	9	0.84	3,729	0.14
Commercial & Industrial (1)	3,753	630	2,365,487	32	42	208	282	7.51	17,402	0.74
Construction	680	1,816	1,235,119	—	—	—	—	—	—	—
Land - Acquisition & Development	114	1,773	202,081	—	—	1	1	0.88	2,340	1.16
Single-Family Residential	18,711	283	5,286,559	35	7	63	105	0.56	20,416	0.39
Construction - Custom	1,175	284	333,583	—	—	1	1	0.09	465	0.14
Land - Consumer Lot Loans	1,312	114	149,845	1	1	6	8	0.61	652	0.44
HELOC	3,403	49	167,789	6		7	13	0.38	516	0.31
Consumer	2,308	34	77,764	16	7	12	35	1.52	234	0.30
	33,648	439	$14,763,613	93	57	304	454	1.35%	$45,754	0.31%

September 30, 2021
Multi-Family	1,137	2,000	$2,273,689	—	—	1	1	0.09%	$475	0.02%
Commercial Real Estate	1,028	2,363	2,429,332	2	2	2	6	0.58	1,318	0.05
Commercial & Industrial	4,684	492	2,303,927	—	1	8	9	0.19	322	0.01
Construction	667	1,675	1,117,227	—	—	1	1	0.15	41	—
Land - Acquisition & Development	110	1,749	192,416	—	—	1	1	0.91	2,340	1.22
Single-Family Residential	19,003	260	4,937,064	25	12	87	124	0.65	21,315	0.43
Construction - Custom	1,239	281	347,752	—	—	—	—	—	—	—
Land - Consumer Lot Loans	1,328	112	148,534	2	3	3	8	0.60	582	0.39
HELOC	3,345	50	166,940	2	—	7	9	0.27	313	0.19
Consumer	2,408	37	87,989	14	3	16	33	1.37	262	0.30
	34,949	401	$14,004,870	45	21	126	192	0.55%	$26,968	0.19%

June 30, 2021
Multi-Family	1,123	1,792	$2,012,570	—	—	1	1	0.09%	$475	0.02%
Commercial Real Estate	1,026	2,246	2,303,983	—	—	2	2	0.19	830	0.04
Commercial & Industrial	6,463	367	2,373,535	3	—	5	8	0.12	245	0.01
Construction	632	1,682	1,062,733	—	—	1	1	0.16	741	0.07
Land - Acquisition & Development	113	1,470	166,099	—	—	1	1	0.88	2,341	1.41
Single-Family Residential	19,221	259	4,986,260	23	10	86	119	0.62	21,039	0.42
Construction - Custom	1,215	276	335,053	—	—	—	—	—	—	—
Land - Consumer Lot Loans	1,284	107	137,702	1	1	4	6	0.47	365	0.27
HELOC	3,278	47	154,336	5	1	7	13	0.40	422	0.27
Consumer	2,506	43	106,510	10	7	11	28	1.12	315	0.30
	36,861	370	$13,638,781	42	19	118	179	0.49%	$26,773	0.20%

(1) Includes 1,642 SBA PPP loans with a balance of $198,947.